UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
May 22, 2008
ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658

(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

35980 Woodward Avenue, Suite 200
Bloomfield Hills, MI 48304

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (248) 723-2223
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Hayden Capital USA, LLC - Series I Promissory Note
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Unsecured, Convertible Promissory Note
As previously disclosed in our quarterly report on form 10-QSB dated May 20, 2008, Ecology Coatings, Inc. (the “Company”) completed a bridge loan transaction in the amount of $150,000 (the “Bridge Loan”) from Hayden Capital USA LLC, a Delaware limited liability company (the “Holder”). In connection with the Bridge Loan, the Company issued an unsecured, convertible promissory note in favor of Hayden Capital USA LLC – Series I (the “Note”). A discussion of the terms and conditions of the Note follows herein.
The Note is in the principal amount of $150,000 and does not bear interest, expect upon the occurrence of a “Default”, as defined in the Note, at which time it will bear interest of twenty-five (25%) percent per annum. All amounts owed under the Note are due and payable on June 30, 2008 (the “Maturity Date”). Notwithstanding the foregoing, should the Company complete any offering of its securities which results in net proceeds to the Company of at least $300,000 (a “New Offering”) all amounts owed under the Note shall become due and payable immediately.
The Note is convertible into shares of the Company’s common stock on or before the Maturity Date. The Holder, at its option, may convert any part the then-owed amounts under the Note at a price equal to the lower of: the closing bid price per share of the common stock on May 20, 2008 as reported on the Over-The-Counter Bulletin Board, or; the average price at which the Company sells its securities in the New Offering (the “Conversion Shares”). The Holder is granted certain “piggyback” registration rights with respect to the Conversion Shares.
The Note represents the fourth note in that series of notes issued by the Company beginning on February 5, 2008 (the “Hayden Notes”). Together, the Hayden Notes constitute the “Senior Indebtedness” of the Company and are unsecured. The Company has promised the Holder that it shall not incur any indebtedness senior or pari passu in right of payment to any of the Hayden Notes while any remain outstanding. The Company shall pay each Hayden Note on or before the respective maturity date on a pro rata basis, if applicable.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.
The following exhibits are filed herewith:

Exhibit
Number	Description

10.34	Hayden Capital USA, LLC — Series I promissory note dated May 20, 2008 made in favor of Hayden Capital USA, LLC, a Delaware limited liability company*
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.
DATE: May 22, 2008	By:	/s/ Adam S. Tracy
Adam S. Tracy
Vice President, General Counsel and Secretary

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